Exhibit 99.2

First Quarter 2015 Earnings Results April 23, 2015 POLARIS INDUSTRIES INC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2015 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q1-2015 4-23-15 2

Scott W. Wine Chairman & CEO First Quarter 2015 Earnings Results April 23, 2015 POLARIS INDUSTRIES INC.

Record 1st quarter sales, operating income and net income Sales of Motorcycles +74%; PG&A +12%; ORV +11% Sales in EMEA -15%; Asia Pacific +6%; Latin America +75% Earnings per share increased 9% to a record $1.30 Gross profit margin down 66 bps, primarily currency and mix pressures Operating income margin up 28 bps Pretax profit impacted by $16 million currency hit in Q1 Q1-2015 4-23-15 4 $888.3 Q1 2014 Q1 2015 Q1 Sales Q1 Net Income Record Results In-spite of Stiff Currency Pressures Q1 2015 Sales and Income ($ in millions) Q1 Operating Income $126.7 $150.3 Q1 2014 Q1 2015 $80.9 $88.6 Q1 2014 Q1 2015 $1,033.4

POLARIS
POWERING AHEAD

Recent Acquisitions

Timbersled Acquisition



Mountain Horse Conversion Kit
MSRP-US $5,300 - $6,500

- New snow category complements mountain business
- Fast growing and profitable
- New customer base – off-road motorcyclists in snowbelt

Complementary to Snow Business

Hammerhead Acquisition


Light Utility Vehicles (Gas/Electric)
MSRP-US
$3,499 - $5,499
Adult go-karts
MSRP-US
$1,999-$2,799
Youth go-karts
MSRP-US
$1,099 - $1,699

- Leverage low-cost supplier/manufacturing base
- Expand entry level go-kart / ORV business
- Increase emerging market access
- Cultural fit - western educated, ORV background

Builds on Growing Asian Business

Q1-2015 4-23-15
5

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth Through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR   **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q1-2015 4-23-15

6

Full Year 2015 Guidance Narrowing EPS guidance – raising lower end of range North American retail sales growth and market share gains expected to continue International sales now projected to decline low-single digits% (weak EMEA & currencies) Total sales projected up 9% to 12% (unchanged from previous guidance) Net income margin projected to hold above long-term goal of 10% Q1-2015 4-23-15 7 $4,480 2014 Actual FY 2015 Guidance $6.65 2014 Actual FY 2015 Guidance Maintaining Full Year 2015 Sales & EPS Guidance In-spite of Currency Pressures Total Company Sales Diluted EPS Up 9% to 12% $4,890 to $5,025 Up 9% to 12% $7.27 to $7.42 ($ millions) Q1-2015 4-23-15 7

Bennett Morgan President & COO First Quarter 2015 Earnings Results April 23, 2015 POLARIS INDUSTRIES INC.

POLARIS

N.A. Powersports Retail Sales – Q1 2015

POWERING AHEAD

Polaris Retail Sales


7%
15%
12%
13%
8%
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15

Industry Retail Sales


+4%
+4%
Industry Q1 2014
Industry Q1 2015

Polaris N.A. retail ⬆ 8% for Q1 2015 vs. Q1 2014

- Gained share in powersports driven by motorcycles
- ORV market share flat in Q1 – Intense competitive promotional pressure

Motorcycle Q1 retail strong; double last year

- Indian and Victory ⬆ and gaining share; Slingshot stronger than expectations

Polaris N.A. Snow retail ⬆ high-single digits for season driving increased market share, but Q1 ⬇ low-double digits %

- N.A. Snowmobile industry ended the season ⬆ mid-single digits %, strongest year since ’08/’09

Solid Retail Quarter for Most Businesses; Slingshot Strong

Q1-2015 4-23-15

9

POLARIS

Dealer Inventory – Q1 2015

POWERING AHEAD

N.A. Dealer Inventory


2015
2014
2013
2012
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
4% Existing ORV Models
3% New ORV Models
3% ACE / New Segments
2% Snowmobiles
1% Slingshot
4% New Dealers
17% Total Increase

Polaris Q1 2015 N.A. dealer inventory ⬆ 17% vs. 2014

- ORV ⬆ mid-teens % driven primarily by more new models & market categories & RFM ATV segment stocking
- Motorcycles ⬆ about 20%; Indian motorcycles and Slingshots ⬆, Victory ⬇ low double-digits %
- Snowmobiles ⬆ mid-twenties % due to lower snowfall levels in key regions

Continue to optimize RFM business model in ATVs

- Improving model to be more flexible/nimble going forward
- Current ORV capacity limitations requiring level-loaded production ahead of key spring and fall seasonality
- Targeting year-over-year unit and percent decreases throughout 2015 through improved turns

ORV Dealer Inventory High, but Expect to Improve by Year-end

Q1-2015 4-23-15

10

LEAN is a Competitive Advantage

POWERING AHEAD

Gross Profit Margin



29.1%
-66 bps
28.4%
Up to +20 bps
29.4% to 29.6%
Q1 2014
Q1 2015
FY 2015
Guidance



Future Plant Rendering – 600,000 sq ft

HUNTSVILLE
The Star of Alabama

- **Production delays in motorcycles – paint system, new product readiness**
  - Began shipping Indian Scouts very late in Q1
- **New paint system ramped-up throughout Q1; progress accelerating**
- **Gross Profit Margin ⬇ in Q1 due to currency and product mix pressures**
  - New LEAN Value Improvement Process (VIP) implemented to improve quality, delivery & cost
- **Factory inventory up 30% vs. 2014; PG&A, raw materials, mix and acquisitions**
- **Polaris product quality good and improving; #1 in NPS for motorcycles, SxS & ATVs**

Challenging Circumstances in Q1

Q1-2015 4-23-15

11

POLARIS
POWERING AHEAD

Off-Road Vehicles


Polaris ORV Sales
($ millions)
$580.1
+11%
$645.4
+15%
$2,793.1*
Up mid-single digits %
(unchanged)
Q1 2014 (Reclassified)
Q1 2015
FY 2014 (Reclassified)
FY 2015 Guidance


RANGER
SPORTSMAN
RZR
ACE

Strong N.A. sales offset by weaker international sales (currency)

- N.A. Polaris ORV retail sales ⬆ mid-single digits %; Industry ⬆ mid-single digits % - market share flat
- Polaris side-by-side retail sales ⬆ almost 10%; both *RANGER* and *RZR* grew sales
- ATVs ⬇ low single digits due to intense competitive promotional pressure; ACE ⬆ significantly

RZR **retail in premium category ⬆ significantly: *RZR XP 900 Trails & RZR XP 1000s***

Competitive promotion and discounting environment ⬆ significantly in Q1

Polaris upcoming MY'16 new product introductions will add to industry-leading armada

Armada of Products Offsetting Competitive Promotional Pressures

**2014 reclassified to exclude Defense and Commercial Sales*

Q1-2015 4-23-15
12

Q1 2014 Q1 2015 FY 2014 FY 2015 Guidance Polaris N.A. motorcycle Q1 retail sales double last year Indian significantly, new products well-accepted; share Victory retail sales slightly; share Slingshot exceeding expectations; increasing line rate Significant order backlog in all brands Indian Motorcycle distribution expanding Over 200 N.A. dealers signed; 150 retailing at quarter-end Challenges in production and paint system throughout Q1 Q1-2015 4-23-15 13 Polaris Motorcycle Sales Retail Solid In-spite of Production & Capacity Delays Motorcycles Up 55% to 70% +74% (increased) $137.4 $78.9 ($ millions)+59% $348.7 Retailing Dealers Victory Motorcycle Indian Motorcycle Slingshot North America 440 150 370 (>200 Signed) International 150 140 0 WORLDWIDE 590 290 370 13

POLARIS
POWERING AHEAD

Snowmobiles


Polaris Snowmobile Sales
($ millions)
$15.6
-7%
$14.5
+7%
$322.4
Down low-single digits % (increased)
Q1 2014
Q1 2015
FY 2014
FY 2015 Guidance


ALL-NEW 2016 AXYS® RMK® Platform
>>Improved Power-to-weight Ratio >>Axys® Chassis
>>800 H.O. Cleanfire® Engine >> New Suspension & Tracks
>>Lightest Mountain Sled – 408 lbs.
RMK®
AXYS

Polaris retail ⬆ high-single digits % season-end March 31, 2015; Q1 ⬇ low-double digits %

N.A. Industry ⬆ mid-single digits % for the season - best industry performance in six years

Gained share in 2014/2015 season on strength of new Axys® platform

Strong MY’16 introductions, again

Award winning Axys® platform expanded into RMK line – 7 new MY’16 mountain sled models

N.A. consumer snowchecks and MY’16 dealer orders ⬆ slightly vs. 2014

Offset by weakness in Europe and Russia due to poor snow conditions and currencies

Sales guidance now includes Timbersled acquisition

Clear #2 Market Share Player

Q1-2015 4-23-15
14

POLARIS

Global Adjacent Markets

POWERING AHEAD

Global Adjacent Market Sales

($ millions)


$61.2
+7%
$65.4
+24%
$273.3*
Up
5% to 10%
(decreased)
Q1 2014
(Reclassified)
Q1 2015
FY 2014
(Reclassified)
FY 2015
Guidance


GRAVELY
Ariens
BRUTUS
Bobcat
GEM
AIXAM

New Organization; focus on growth outside Powersports

- Work & Transportation ("W&T"), Military

W&T Sales ⬆ mid-single digits %

N.A. W&T sales ⬆ due to strong direct sales and Ariens partnership

International W&T sales ⬇ due to currency

- Aixam, Mega and Goupil growing and meeting expectations, excluding currency

Defense sales ⬆ double-digits % driven by *DAGOR™*, *MRZR™* & International sales

- Additional shipment of DAGOR to U.S. & Int'l Special Forces


POLARIS
DEFENSE

Growing Outside Powersports

Q1-2015 4-23-15

**2014 reclassified to include Defense and Commercial Sales*

15

50% 43% 7% Record Q1 sales; 12% ORV sales 16%, Motorcycles 78% All categories increased sales in Q1 Accessories 23%, Apparel 8%, Parts 1% (poor snow) U.S. sales 21%; Canada & International sales (currency) Aftermarket brand portfolio & e-commerce strong (Kolpin, Klim & Pro Amor) Q1-2015 4-23-15 16 PG&A Sales Expect Sales to Accelerate as Year Progresses PG&A Q1 Sales by Category Q1 Sales by Product Line Q1 2014 Q1 2015 FY 2014 FY 2015 Guidance Up high-teens % +21% (unchanged) $742.1 $152.6 ($ millions) +12% $170.6 63% 13% 7% 13% 4% Accessories Apparel Parts MotorcyclesAdjacent Markets Other Snow ORV16

International Q1-2015 4-23-15 17 Focused on Execution in Challenging Markets and Currency Pressures International Sales International sales 7% in Q1, currency impact of $23 million All product categories in Q1 Asia Pacific 6% – strong market performance in China, New Zealand and India Latin America 75% – Mexico strong, dealer direct model working EMEA 15% (primarily currency and Russia) Poland plant ramping and on-plan Eicher/Polaris JV to begin production 2H 2015 Q1 2014 Q1 2015 FY 2014 FY 2015 Guidance Q1 Sales by Product Q1 Sales by Geography Down low-single digits % (decreased) +16% $165.1 $685.1 ($ millions)-7% $153.1 EMEA Asia/Pac LatAm EMEA Asia/Pac LatAm 65% 10% 5% 13% 7% ORV 43% 21% 13% 18% Motorcycles 5% Snow Adjacent Markets Latin America Asia Aus/NZ ME/AfricaPG&A  Europe 17

Mike Malone V.P. Finance & CFO First Quarter 2015 Earnings Results April 23, 2015 POLARIS INDUSTRIES INC.

METRIC GUIDANCE Sales Components Off-Road Vehicles Up mid-single digits % (reclassified 2014 actuals) Snowmobiles Down low-single digits % Motorcycles Up 55% to 70% Global Adjacent Markets Up 5% to 10% (reclassified 2014 actuals) PG&A Up high-teens % International Down low-single digits % Total Company sales Up 9% to 12% Gross profit margin Flat to Up 20 bps Operating expenses (% of sales) About flat Income from financial services Up mid-single digits % Income taxes 34.75% to 35.25% of pretax income Net income Up 9% to 12% EPS, diluted $7.27 to $7.42 (+9% to +12%) Solid Growth Expectations 2015 Full Year Guidance Q1-2015 4-23-15 19 Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed 19

METRIC Actual Q1 2014 Actual Q1 2015 Guidance FY 2015 Prior period 29.0% 29.1% 29.4% Production volume/capacity Product cost reduction efforts  Commodity costs Currency rates Higher selling prices Product mix New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 29.1% 28.4% 29.4% to 29.6% Change +10 bps -66 bps Flat to Up +20 bps 2015 Gross Profit Margin Guidance Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q1-2015 4-23-15 20

POLARIS

Foreign Currency Exposures for Polaris

POWERING AHEAD

F/X Impacts vs. 2014 ($ in millions)	Actual Q1 2015	FY 2015 Expectations* (Included in Guidance)
Sales	($32)	($140 - $160)
Gross Profit	($12)	($65 - $75)
Operating Expenses	$5	$15 - $17
Other Expense	($9)	($15 - $17)
Pretax Income	($16)	($65 - $75)

**Assumes exchange rates remain in about same range as of the end of Q1. Net income expectations for 2015 include the impact of existing F/X hedging contracts below.*

Open F/X Hedging Contracts as of April 23, 2015

			Foreign Currency Hedging Contracts		Currency Impact on Net Income Compared to Prior Year Period	
Foreign Currency	Currency Position	% of Remaining 2015 Cash Flow Exposure	Notional Amounts (US $ in Thousands)	Avg. Exchange Rate of Open Contracts	Q1 2015	Est. Remainder of 2015
Canadian Dollar (CAD)	Long	75%	$205,200	$0.79 to 1 CAD	Negative	Negative
Australian Dollar (AUD)	Long	30%	$10,700	$0.81 to 1 AUD	Negative	Negative
Euro (EUR)	Long	0%	-	-	Negative	Negative
Japanese Yen (JPY)	Short	70%	$16,900	110 Yen to $1	Positive	Positive
Mexican Peso (MXN)	Short	70%	$28,000	14.3 Peso to $1	Positive	Positive

Significant Impact in Q1 2015, Expected to Persist for Remainder of 2015

Q1-2015 4-23-15

21

Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) Q1 2015 Fav / (UnFav)Q1 2014 2015 Full Year Guidance Cash $111.0 9% Increase from 2014 Debt / Capital lease obligations $329.1 1% Similar to 2014 Credit facility $500.0 43% Increased $150M from 2014 Factory inventory $629.3 (30%) Improved Turns Capital expenditures $30.8 (22%) >$250M Depreciation and amortization $37.1 (32%) Increase about 20% from 2014 Operating cash flow from continuing operations $4.2 ($40.5) Increase at higher % than net income Dividend (per share) $0.53 10% Increase 10% over 2014 Polaris Acceptance receivables $1,221.9 28% About flat with 2014 Retail credit – Approval rate – Penetration rate 56% 32% +4% +2% Rates stableQ1-2015 4-23-15 22

Scott W. Wine Chairman & CEO First Quarter 2015 Earnings Results April 23, 2015 POLARIS INDUSTRIES INC.

24 Closing Comments Q1-2015 4-23-15 nticipation lignment ccountability gility

POLARIS

Organizational Changes

POWERING AHEAD



Chris Wolf

V.P. – Snowmobiles

12+ Years with Polaris
GM – Snowmobiles 2014
Dir. Snowmobiles 2011
Sales & Service



Craig Scanlon

V.P. – Slingshot

10+ Years with Polaris
GM – Side-by-Sides 2012
Dir. ORV Sales & Mktg 2010
ORV Mgmt. & Sales

POLARIS SNOWMOBILES



SLINGSHOT





Mike Jonikas – Retiring in May 2015

V.P. – Snowmobiles & Slingshot

15 Years with Polaris
V.P. – Sales & Corp. Marketing
GM – Side-by-Sides
Director of ORV Marketing

Deep Bench Ensures Continuity

Q1-2015 4-23-15

25

26 Closing Comments Q1-2015 4-23-15 nticipation lignment ccountability gility

Polaris Thank you Questions?